UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 19, 2018

Oritani Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34786	30-0628335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey 07676
(Address of Principal Executive Offices) (Zip Code)
(201) 664-5400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                         Regulation FD Disclosure
              Oritani Financial Corp. (the "Company") will make a presentation at its Annual Meeting of Stockholders to be held at the Estate of Florentine Gardens, 97 Riverdale Road, River Vale, New Jersey at 9:00 a.m., local time, on November 20, 2018. The presentation may also be used by the Company in conjunction with any investor meetings through January 31, 2019. The presentation provides an overview of the Company's financial performance and strategic plans. A copy of the presentation is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01                      Financial Statements and Exhibits

                         (a) Financial statements of businesses acquired. Not applicable
                         (b) Pro forma financial information. Not applicable
                         (c) Shell company transactions. Not applicable
                         (d) Exhibits.
                               The following Exhibit is attached as part of this report:
                               99.1   Presentation to be made at the Company's Annual Meeting of Stockholders on November 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oritani Financial Corp.

Date: November 19, 2018	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)